UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2007
Delta Apparel, Inc.
(Exact Name of Registrant as Specified in its Charter)

1-15583	Georgia	58-2508794

(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2750 Premiere Parkway, Suite 100, Duluth, Georgia		30097

(Address of Principal Executive Offices)		(Zip Code)
(678) 774-6900
(Registrant’s Telephone Number,

Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 29, 2007, Delta Apparel, Inc. (“Delta Apparel”) entered into an employment agreement with Deborah H. Merrill, its Vice President, Chief Financial Officer, and Treasurer. The agreement replaces and supercedes an employment agreement between Delta Apparel and Ms. Merrill dated as of August 26, 2004, as amended as of July 26, 2006.
     The term of the agreement between Delta Apparel and Ms. Merrill expires on December 30, 2009. The agreement provides that Ms. Merrill will receive an annual base salary of not less than $180,000. The agreement provides that Ms. Merrill is entitled to participate in Delta Apparel’s Short-Term Incentive Compensation Plan, to receive such fringe benefits as are provided to executives in comparable positions at Delta Apparel, and to receive such other benefits as are customarily available to executives of Delta Apparel.
     The agreement provides that upon Ms. Merrill’s death, her estate is entitled to 6 months base salary continuation. If Ms. Merrill becomes disabled (as defined in the agreement) and Delta Apparel terminates her employment, Ms. Merrill is entitled to receive her base salary and benefits for 6 months. Delta Apparel may terminate Ms. Merrill’s employment with or without cause upon written notice, and Ms. Merrill may terminate her employment with Delta Apparel upon 60 days’ prior written notice. If Delta Apparel terminates Ms. Merrill’s employment without Cause (as defined in the agreement) or Ms. Merrill terminates her employment as a result of a material breach by Delta Apparel of the agreement that is not cured within 10 days after written notice, Ms. Merrill is entitled to receive an amount equal to her annual base salary at the time of termination plus an amount equal to 100% of the incentive compensation received by her for the most recent fiscal year prior to termination, payable over 12 months, as well as group life, disability, and medical coverage for 12 months. The agreement conditions Ms. Merrill’s receipt of these amounts and benefits upon her execution of a release meeting specified criteria.
     Pursuant to the agreement, if within one year following a Change of Control (as defined in the agreement), Ms. Merrill terminates her employment for Good Reason (as defined in the agreement) or Delta Apparel terminates Ms. Merrill’s employment for any reason other than Cause (as defined in the agreement), death, or disability, Delta Apparel will pay Ms. Merrill an amount equal to her annual base salary at the time of termination plus the amount of incentive compensation received by Ms. Merrill for the most recent fiscal year prior to termination. In addition, pursuant to the agreement, Delta Apparel will provide Ms. Merrill with outplacement assistance and coverage under our welfare and benefit plans for a period of 12 months at coverage levels and rates substantially equal to those applicable to her immediately prior to termination. These payments are subject to reduction to avoid constituting an “excess parachute payment” under Section 280G of the Internal Revenue Code.
     During the term of the agreement and in certain circumstances, for a period of 4 months after termination of Ms. Merrill’s employment, Ms. Merrill is subject to non-competition restrictions. During the term of the agreement and for a period of two years after expiration of the agreement or termination of Ms. Merrill’s employment, Ms. Merrill is subject to non-solicitation restrictions. The agreement restricts Ms. Merrill from disparaging Delta Apparel and from disclosing Delta Apparel’s confidential information and trade secrets.
     A copy of the Employment and Non-Solicitation Agreement between Delta Apparel and Ms. Merrill is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

     Also on January 29, 2007, Delta Apparel entered into an employment agreement with Martha M. Watson, its Vice President and Secretary. The agreement replaces and supercedes an employment agreement between Delta Apparel and Ms. Watson dated as of September 30, 2003.
     The term of the agreement between Delta Apparel and Ms. Watson expires on December 30, 2009. The agreement provides that Ms. Watson will receive an annual base salary of not less than $175,000. The agreement provides that Ms. Watson is entitled to participate in Delta Apparel’s Short-Term Incentive Compensation Plan, to receive such fringe benefits as are provided to executives in comparable positions at Delta Apparel, and to receive such other benefits as are customarily available to executives of Delta Apparel.
     The agreement provides that upon Ms. Watson’s death, her estate is entitled to 6 months base salary continuation. If Ms. Watson becomes disabled (as defined in the agreement) and Delta Apparel terminates her employment, Ms. Watson is entitled to receive her base salary and benefits for 6 months. Delta Apparel may terminate Ms. Watson’s employment with or without cause upon written notice, and Ms. Watson may terminate her employment with Delta Apparel upon 60 days’ prior written notice. If Delta Apparel terminates Ms. Watson’s employment without Cause (as defined in the agreement) or Ms. Watson terminates her employment as a result of a material breach by Delta Apparel of the agreement that is not cured within 10 days after written notice, Ms. Watson is entitled to receive an amount equal to her annual base salary at the time of termination plus an amount equal to 100% of the incentive compensation received by her for the most recent fiscal year prior to termination, payable over 12 months, as well as group life, disability, and medical coverage for 12 months. The agreement conditions Ms. Watson’s receipt of these amounts and benefits upon her execution of a release meeting specified criteria.
     Pursuant to the agreement, if within one year following a Change of Control (as defined in the agreement), Ms. Watson terminates her employment for Good Reason (as defined in the agreement) or Delta Apparel terminates Ms. Watson’s employment for any reason other than Cause (as defined in the agreement), death, or disability, Delta Apparel will pay Ms. Watson an amount equal to her annual base salary at the time of termination plus the amount of incentive compensation received by Ms. Watson for the most recent fiscal year prior to termination. In addition, pursuant to the agreement, Delta Apparel will provide Ms. Watson with outplacement assistance and coverage under our welfare and benefit plans for a period of 12 months at coverage levels and rates substantially equal to those applicable to her immediately prior to termination. These payments are subject to reduction to avoid constituting an “excess parachute payment” under Section 280G of the Internal Revenue Code.
     During the term of the agreement and in certain circumstances, for a period of 4 months after termination of Ms. Watson’s employment, Ms. Watson is subject to non-competition restrictions. During the term of the agreement and for a period of two years after expiration of the agreement or termination of Ms. Watson’s employment, Ms. Watson is subject to non-solicitation restrictions. The agreement restricts Ms. Watson from disparaging Delta Apparel and from disclosing Delta Apparel’s confidential information and trade secrets.
     A copy of the Employment and Non-Solicitation Agreement between Delta Apparel and Ms. Watson is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
10.1	Employment and Non-Solicitation Agreement dated as of January 29, 2007 between Delta Apparel, Inc. and Deborah H. Merrill

10.2	Employment and Non-Solicitation Agreement dated as of January 29, 2007 between Delta Apparel, Inc. and Martha M. Watson
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date: February 1, 2007	/s/ Deborah H. Merrill
Deborah H. Merrill
Vice President, Chief Financial Officer, and Treasurer

Exhibits.
10.1	Employment and Non-Solicitation Agreement dated as of January 29, 2007 between Delta Apparel, Inc. and Deborah H. Merrill

10.2	Employment and Non-Solicitation Agreement dated as of January 29, 2007 between Delta Apparel, Inc. and Martha M. Watson